Related Parties	12 Months Ended
Dec. 31, 2021
Related Parties [Abstract]
RELATED PARTIES

11. RELATED PARTIES

On May 26, 2021, the Company entered into a Share Exchange Agreement (the “SEA”) with Geney Development Limited (“Geney”), a corporation formed under the laws of the British Virgin Islands. Geney is owned seventy (70%) percent by Zhaohui Deng, Chairman of the Board of the Company, and thirty (30%) percent owned by Erke Huang, the Company’s Chief Financial Officer and a director of the Company. Under the SEA, Geney exchanged 1,000,000 ordinary shares for 1,000,000 Preference Shares. Each Preference Share provides for: (i) an eight (8%) percent annual dividend when and if declared by the Board; (ii) a liquidation preference of $10 per share (an aggregate of $10 million) senior to ordinary shares; (iii) converts on a one-for-one basis, subject to a 4.99% blocker; and (iv) fifty (50) votes per Preference Share in order for management to carry out its intended business plan.

As of December 31, 2020, the balance of due to related parties was $336,722, comprised of a balance of $329,722 due to Mr. Erke Huang, the Company’s interim Chief Executive Officer and Chief Financial Officer, and a balance of $7,000 due to one shareholder. During the Company’s normal business operations in the years ended December 31, 2021, the Company fully repaid the borrowings of $329,722 due to Mr. Erke Huang, the Company’s Chief Financial Officer in the form of USDC, and repaid the balance of $7,000 to the shareholder.

As of December 31, 2021, the Company had no outstanding balance due to related parties.